UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 17, 2009

(Date of earliest event reported)

Commission File Number: 001-34055

_____________________________________

TIMBERLINE RESOURCES CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

DELAWARE	82-0291227
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

101 EAST LAKESIDE AVENUE
COEUR D’ALENE, IDAHO	83814
(Address of Principal Executive Offices)	(Zip Code)

(208) 664-4859

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On February 17, 2009, Timberline Resources Corporation announced consolidated financial results for its first quarter of fiscal year 2009, which ended on December 31, 2008, along with a corporate update.  Timberline's contract drilling subsidiaries, Timberline Drilling, Incorporated (“Timberline Drilling”) and World Wide Exploration, S.A. de C.V. ("World Wide"), reported combined gross revenues of $4.69-million for the quarter, compared to $6.44-million in the same period last year, and a combined pre-tax net loss of $1.62-million, compared to a loss of $0.31-million in the same period last year.

The press release attached as Exhibit 99.1 hereto is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.       Description

99.1                   Press Release, February 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
	By:	/s/ Randal Hardy
Date: February 20, 2009		Randal Hardy Chief Executive Officer, Chief Financial Officer and Director

 EXHIBIT INDEX

Exhibit No.      Description

99.1                  Press Release, February 17, 2009